UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	February 18, 2010

FelCor Lodging Trust Incorporated
(Exact name of registrant as specified in its charter)

Maryland	001-14236	75-2541756
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

545 E. John Carpenter Frwy., Suite 1300 Irving, Texas	75062
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code	(972) 444-4900

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5 – Corporate Governance and Management

Item 5.02     Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On February 18, 2010, the Board of Directors of FelCor Lodging Trust Incorporated approved the following changes to FelCor’s annual incentive programs:

Performance Criteria for Incentive Compensation

FelCor’s Board of Directors and the Compensation Committee consider performance in connection with determining compensation of employees, including executive officers. Actual performance in a year is used to determine (i) annual cash bonus payable in respect of that year under the annual cash incentive program, (ii) performance-based vesting of restricted stock granted prior to 2009 and (iii) the shares of restricted stock to be granted in the current year, based upon prior year performance, pursuant to FelCor’s annual equity incentive program.

Previously, FelCor assessed performance exclusively by reference to achievement of a financial metric (e.g., adjusted funds from operations per share of common stock) along a pre-determined scale of performance relative to a targeted level, ranging from a threshold, or doable, level up to a superior, or stretch, level of performance. For 2010 and subsequent years, as is common with many of FelCor’s peer Lodging REITs, the Board of Directors determined that assessing an employee’s performance should take into consideration achievement of financial and non-financial corporate goals and individual performance goals relative to pre-determined objectives (weighted, as components of overall target, in order: 50%, 25% and 25%). Each of the categories will be independently reviewed for achievement along the scale of performance from doable to target to stretch levels. The Board of Directors made this determination in recognition that simply focusing on financial performance over a single year without regard to other achievements in that year that contribute toward long-term strategic objectives and goals, as determined by the Board of Directors, was too narrow an approach to the overall evaluation of performance by the management team. In addition, the Board of Directors will establish a lower threshold level (below the doable level) of financial performance every year below which no employees will be eligible to receive non-discretionary cash bonuses in respect of such year for any of these categories.

The foregoing summary is qualified in its entirety by the description of FelCor’s performance-based incentive compensation program contained in Exhibit 10.1 to this Current Report.

Section 9 – Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits

(d)           Exhibits.

The following exhibits are deemed to be filed or furnished, depending on the relevant items requiring such exhibit, in accordance with the provisions of Item 601 of Regulation S-K and Instruction B.2 of this form:

Exhibit Number	Description of Exhibit

10.1	Description of Annual Incentive Compensation Programs

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FELCOR LODGING TRUST INCORPORATED

Date: February 19, 2010	By:	/s/Jonathan H. Yellen
	Name:	Jonathan H. Yellen
	Title:	Executive Vice President, General Counsel and Secretary

INDEX TO EXHIBITS

Exhibit Number	Description of Exhibit

10.1	Description of Annual Incentive Compensation Programs